                                                                  EXHIBIT 10.55


                             SUBORDINATION AGREEMENT


                                            SUBORDINATION AGREEMENT dated as of
                                 November 4, 1997 (as amended, supplemented otherwise modified, renewed or replaced from time to time, the "Subordination Agreement") among (i) DOVE ENTERTAINMENT, INC. ("Borrower"), (ii) DOVE INTERNATIONAL, INC. and DOVE FOUR POINT, INC. (collectively, the "Corporate Guarantors"; together with the Borrower, the "Obligors"), (iii) TERRENCE A. ELKES, KENNETH F. GORMAN, RONALD LIGHTSTONE, JOHN T. HEALY and BRUCE MAGGIN (each an "Individual Guarantor"), (iv) MEDIA EQUITIES INTERNATIONAL, L.L.C. ("MEI"; and together with the Individual Guarantors, the "Subordinated Creditors"), and (v) THE CHASE MANHATTAN BANK (the "Lender").


                             Introductory Statement

           Pursuant to the terms of a Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 among Obligors and the Lender (the "Credit Agreement"), the Lender has agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to the Borrower. The Credit Agreement, the Note referred to therein and the other documents, instruments and agreements contemplated thereby as they may be amended or otherwise modified from time to time, shall hereinafter be referred to as "Senior Obligation Documents". For purposes of this Subordination Agreement, unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

           Pursuant to the terms of the Guaranty Agreement, the Individual Guarantors have agreed to provide an unconditional guaranty of the payment of the Obligations (as defined in the Credit Agreement) in an amount equal to the lesser of (x) $2,000,000 and (y) the amount by which the actual borrowings by the Borrower exceeds the Borrowing Base in accordance with the terms of the Credit Agreement and Guaranty Agreement, subject to the limitations set forth therein (the "Maximum Guaranty Amount"); provided, that in the case of any Individual Guarantor, such guarantor's guaranty obligation shall not exceed the product of 110% of such Individual Guarantor's ownership interest in Media Equities International, L.L.C. as of the date of the Credit Agreement multiplied by the Maximum Guaranty Amount. Pursuant to the terms of a certain Fee Agreement dated as of November 4, 1997 (the "Fee Agreement") between the Borrower and MEI, the Borrower has agreed to pay the sum of $25,000 per year and to reimburse MEI for any payments made to the Lender by the Individual Guarantors under the Guaranty Agreement. The obligations of the Obligors to repay any amounts payable to MEI or the Individual Guarantors in connection with the Guaranty Agreement and Fee Agreement are hereinafter referred to as the "Subordinated Obligations." Any promissory note evidencing any loan, any replacements or substitutes therefore with respect to the Subordinated Obligations and any related loan agreement, security agreement or any other related agreement, including without limitation, the Fee Agreement, with respect to the Subordinated Obligations are hereinafter referred to as "Junior Obligation Documents".

           In order to induce the Lender to enter into the Credit Agreement, the Subordinated Creditors have agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined).

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

           1. Agreement to Subordinate. Each Subordinated Creditor agrees that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests and mortgages and other liens securing payment of the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Subordination Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Obligors, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Lender, all obligations to reimburse or indemnify the Lender in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior Obligation Documents in the nature of a "workout" or otherwise.

           The expressions "prior payment in full", "payment in full", "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents




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

shall mean the payment in full, in cash, of all of the Senior Obligations and the termination of the Commitment.

           2. Restrictions on Payment of the Subordinated Obligations, Etc. Except after the Blockage Period (as defined below), the Subordinated Creditors shall not ask, demand, sue for, take or receive, directly or indirectly, from any Obligor or any affiliate thereof, in cash or other property, by set-off, by realizing upon collateral, foreclosing on any lien or otherwise, exercise any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full. Each of the Subordinated Creditors and the Lender agree that if any Default (as defined in the Credit Agreement) occurs and is continuing, pursuant to which the Lender may, or following notice or lapse of time would be able to, accelerate the maturity of the Senior Obligations, and if the Lender gives written notice of the event of default to the Obligors and the Subordinated Creditors (a "Blockage Notice"), then, unless and until such event of default has been cured or waived or has ceased to exist or the Subordinated Creditors and the Obligors receive notice from the Lender terminating the Blockage Period (as defined below), during the 270 days after the delivery of such Blockage Notice (the "Blockage Period"), the Subordinated Creditors shall not exercise any of the rights or remedies described in the preceding sentence. The Lender shall provide the Subordinated Creditors with such Blockage Notice within (10) Business Days' after it obtains knowledge of such Default, in which case the Blockage Period shall commence from the date such notice is received by the Subordinated Creditors; provided, however, that in the event the Lender fails to deliver such notice within such 10-day period, the Blockage Period shall commence from the date the Lender obtained knowledge of such Default. The Obligors will not make any payment on any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Subordination Agreement.

           3. Additional Provisions Concerning Subordination. Each Subordinated Creditor and each of the Obligors agree as follows:

           a. In the event of (i) any dissolution, winding up, liquidation or reorganization of any of the Obligors (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of any of the Obligors, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of any of the Obligors or otherwise); or (ii) any Event of Default or an event which with notice and/or passage of time would constitute an Event of Default (as such term is defined in the Credit Agreement), or any default, demand for payment or acceleration of maturity regarding the Subordinated Obligations:

                   (1) all Senior Obligations shall first be paid to the Lender in full before any payment or distribution is made upon the principal of or interest on or any fees, costs,






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


charges or expenses in connection with the Subordinated Obligations, and before any other action described in Section 2 and 4 hereof is taken by any Subordinated Creditor; and

                   (2) any payment or distribution of assets of any of the Obligors, whether in cash, property or securities to which the Subordinated Creditors would be entitled with respect to the Subordinated Obligations except for the provisions hereof, shall be paid or delivered by the Obligors, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Lender, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect of any concurrent payment or distribution to the Lender before any payment or distribution is made to any Subordinated Creditor;

           b. In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against any of the Obligors, each Subordinated Creditor will duly and promptly take such action as the Lender may reasonably request to (i) demand, sue for, collect and receive any and all payments or distribution referred to in subsection (a) of this
Section 3 which may be payable or deliverable upon or with respect to the Subordinated Obligations and to file appropriate claims or proofs of claim with respect thereto, and (ii) execute and deliver to the Lender such powers of attorney, assignments or other instruments as the Lender may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations. In the event the Subordinated Creditors fail to take such action upon the Lender's request, the Lender may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise) but shall have no obligation to, (i) demand, sue for, collect and receive any and all payments or distribution which may be payable or deliverable upon or with respect to the Subordinated Obligations and to give acquittance therefore, (ii) file appropriate claims or proofs of claim in respect of the Subordinated Obligations and (iii) take such other action as the Lender may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lender hereunder.

           c. All payments or distributions upon or with respect to the Subordinated Obligations which are received by any of the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be deemed to be the property of the Lender, shall be received in trust for the benefit of the Lender, shall be segregated from other funds and property held by any of the Subordinated Creditors and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

           d. Each Subordinated Creditor hereby waives any requirement for marshalling of assets by the Lender in connection with any foreclosure of any lien of the Lender under the Senior Obligation Documents;




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

           e. Each Subordinated Creditor shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the Lender's rights under the Senior Obligation Documents; and

           f. The Lender is hereby authorized to demand specific performance of this Subordination Agreement at any time when any Subordinated Creditor shall have failed to comply with any of the provisions of this Subordination Agreement, and each Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

           4. Subrogation. Subject to the payment in full of all Senior Obligations to the extent of payments received by the Lender for application against the Senior Obligations which would be payable to any of the Subordinated Creditors for application against the Subordinated Obligations but for the provisions of this Agreement, the applicable Subordinated Creditor shall be subrogated to the rights of the Lender to receive payments or distributions of cash, property or securities of any of the Obligors applicable to the Senior Obligations until the principal of (and premium, if any) and interest on the Subordinated Obligations shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Lender of any cash, property or securities to which any of the Subordinated Creditors would be entitled with respect to the Subordinated Obligations except for the provisions of this Section, and no payments over to the Lender pursuant to the provisions of this Subordination Agreement by any of the Subordinated Creditors, shall, as between, the Obligors, its creditors other than the Lender, and the Subordinated Creditors, be deemed to be a payment by the Obligors to or on account of the Senior Obligations. However, each Subordinated Creditor agrees that no payment or distribution to the Lender pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

           5. Legend. Each Subordinated Creditor and the Obligors will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any mortgage or security document relating thereto to include the following provision:

                   "The principal amount of the indebtedness evidenced or secured by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination Agreement dated as of November 4, 1997 by and among Dove Entertainment, Inc., the Individual Guarantors named therein, Media Equities International, L.L.C. and The Chase Manhattan Bank."

           6. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, each Subordinated Creditor will not, without the prior written consent of the Lender:




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           a.      Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the indebtedness owed to any Subordinated Creditor or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Subordination Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

           b. Permit the terms of the Junior Obligations Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordinated provisions, allow the interest payable on the Subordinated Obligations to be no greater than as is currently set forth in the Junior Obligation Documents;

           c. Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action prohibited by Section 2 hereof; or

           d. Subject to Section 2 hereof, commence, or join with any creditor other than the Lender in commencing any proceeding referred to in
Section 3(a).

           7. Obligations Unconditional. All rights and interests of the Lender hereunder, and all agreements and obligations of the Subordinated Creditors and the Obligors hereunder, shall remain in full force and effect irrespective of:

           a. Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

           b. Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

           c. Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

           d. Any other circumstances which might otherwise constitute a defense available to, or a discharge of, any of the Obligors in respect of the Senior Obligations or any of the Subordinated Creditors or the Obligors in respect of this Subordination Agreement.

           8. Further Assurances. Each Subordinated Creditor and the Obligors will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Lender may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted






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



hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder. Each Subordinated Creditor further authorizes the Lender to file UCC financing statements and any amendments thereto or continuations thereof with regard to the Subordinated Obligations without the Subordinated Creditors' signatures.

           9. Expenses. The Obligors agree to pay to the Lender, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Lender, which the Lender may incur in connection with the exercise or enforcement against any of the Subordinated Creditors of any of the rights or interests of the Lender hereunder.

           10. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as follows:

                   a.     to the Lender at:

                          The Chase Manhattan Bank
                          270 Park Avenue, 37th floor
                          New York, New York  10017
                          Attn:  John J. Huber III

                          With a copies to:

                          Chase Securities Inc.
                          1800 Century Park East, Suite 400
                          Los Angeles, CA  90067
                          Attention:  Kenneth R. Wilson

                          and

                          Morgan, Lewis & Bockius LLP
                          101 Park Avenue
                          New York, New York  10178
                          Attention:  Michael A. Chapnick, Esq.

                   b.     to the Obligors at:

                          Dove Entertainment, Inc.
                          8955 Beverly Boulevard
                          Beverly Hills, CA  90048
                          Attention: Robert Murray, Esq. and Ronald Lightstone







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                     c.   to the Subordinated Creditors at:

                          Media Equities International, L.L.C.
                          c/o H.A.M. Media Group LLP
                          305 Madison Avenue, Suite 3016
                          New York, New York  10017
                          Attn:  Bruce Maggin

                          With a copy to:

                          Morrison Cohen Singer & Weinstein, LLP
                          750 Lexington Avenue, 8th Floor
                          New York, NY  10022
                          Attn:  Joel Feldman, Esq.

or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 10. All such demands, notices, and other communications shall be effective when received.

           11. SERVICE OF PROCESS. EACH SUBORDINATED CREDITOR AND EACH OF THE OBLIGORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE LENDER OR ITS SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE- MENTIONED FORUMS AT THE SOLE OPTION OF THE LENDER. EACH SUBORDINATED CREDITOR AND EACH OF THE OBLIGORS TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT HE OR IT, AS APPLICABLE IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT HIS OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE AGENT IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS). EACH SUBORDINATED CREDITOR AND EACH OF THE OBLIGORS HEREBY CONSENTS TO SERVICE OF PROCESS BY



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REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH
SUBORDINATED CREDITOR AND EACH OF THE OBLIGORS AGREES THAT HIS OR ITS SUBMISSION TO JURISDICTION AND HIS OR ITS CONSENT TO SERVICE OF PROCESSES BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDER. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS OR ANY OF THE OBLIGORS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS OR ANY OF THE OBLIGORS THEREIN DESCRIBED OF (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS OR ANY OF THE OBLIGORS OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS, ANY OF THE OBLIGORS OR THEIR RESPECTIVE ASSETS MAY BE FOUND. EACH SUBORDINATED CREDITOR AND EACH OF THE OBLIGORS FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS SUBORDINATION AGREEMENT SHALL BE IN EFFECT, EACH SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE HIS OR ITS, AS APPLICABLE RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON HIS OR ITS, AS APPLICABLE, BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL OR TELEGRAPH TO THE SUBORDINATED CREDITOR OR ANYB OF THE OBLIGORS OF THE FILING OR EACH SUIT, ACTION OR PROCEEDING SHALL BE DEEMED SUFFICIENT NOTICE THEREOF.

           12.     Miscellaneous.

           a. No amendment of any provision of this Subordination Agreement shall be effective unless it is in writing and signed by each of the Subordinated Creditors, each of the Obligors and the Lender, and no waiver of any provision of this Subordination Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Lender, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           b. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.





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

           c. Any provision of this Subordination Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

           d. This Subordination Agreement shall be binding on the Subordinated Creditors and the Obligors and their respective successors and assigns including without limitation any holders of the instruments evidencing the Subordinated Obligations.

           e. This Subordination Agreement may be executed by one or more of the parties to this Subordination Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

           f. This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have executed this Subordination Agreement on the date first above written.

                                            OBLIGORS:

                                            DOVE ENTERTAINMENT, INC.


                                            By: /s/  NEIL TOPHAM
                                               -------------------------------
                                            Name:    Neil Topham
                                            Title:   Chief Financial Officer

                                            DOVE INTERNATIONAL, INC.


                                            By: /s/  NEIL TOPHAM
                                               -------------------------------
                                            Name:    Neil Topham
                                            Title:   Chief Financial Officer


                                            DOVE FOUR POINT, INC.


                                            By: /s/  NEIL TOPHAM
                                               -------------------------------
                                            Name:    Neil Topham
                                            Title:   Chief Financial Officer





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

                                            SUBORDINATED CREDITORS:

                                            /s/      TERRENCE ELKES
                                            ----------------------------------
                                            TERRENCE A. ELKES


                                            /s/      KENNETH GORMAN
                                            ----------------------------------
                                            KENNETH F. GORMAN


                                            /s/      RONALD LIGHTSTONE
                                            ----------------------------------
                                            RONALD LIGHTSTONE


                                            /s/      JOHN HEALY
                                            ----------------------------------
                                            JOHN T. HEALY


                                            /s/      BRUCE MAGGIN
                                            ----------------------------------
                                            BRUCE MAGGIN


                                            MEDIA EQUITIES INTERNATIONAL, L.L.C.


                                            By: /s/  BRUCE MAGGIN
                                               -------------------------------
                                            Name:    Bruce Maggin
                                            Title:   President



                                            THE CHASE MANHATTAN BANK
Executed in
New York, New York
on February 13, 1998                        By: /s/  TRACEY S. NAVIN
                                               -------------------------------
                                            Name:    Tracey A. Navin
                                            Title:   Vice President






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